Exhibit 24.1
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Charles E. Adair
Charles E. Adair
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/ Marilyn A. Alexander
Marilyn A. Alexander
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/David L. Boren
David L. Boren
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Jane M. Buchan
Jane M. Buchan
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Robert W. Ingram
Robert W. Ingram
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Lloyd W. Newton
Lloyd W. Newton
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Darren M. Rebelez
Darren M. Rebelez
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Lamar C. Smith
Lamar C. Smith
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Paul J. Zucconi
Paul J. Zucconi
Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director and officer of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Gary L. Coleman
Gary L. Coleman
Co-Chairman and Chief Executive Officer and Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned director and officer of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Larry M. Hutchison
Larry M. Hutchison
Co-Chairman and Chief Executive Officer and Director
Date: September 25, 2015

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, THAT:
The undersigned officer of Torchmark Corporation (the “Company”) constitutes and appoints R. Brian Mitchell, Frank M. Svoboda and Carol A. McCoy, and each of them severally, his true and lawful attorneys-in-fact and agents with full and several power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Form S-3 Registration Statement for common stock, preferred stock, depository shares, warrants, purchase contracts, units and debt securities of the Company and trust preferred securities guaranteed by the Company and any and all amendments and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have signed this Power of Attorney in the capacity and on the date indicated below.

/s/Frank M. Svoboda
Frank M. Svoboda
Executive Vice President and Chief Financial Officer
Date: September 25, 2015